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                                                                    Exhibit 10.5

                            OFFICERS' AND DIRECTORS'
                            INDEMNIFICATION AGREEMENT

      This Indemnification Agreement ("Agreement") is made as of November 21, 2005 by and between Space Systems/Loral, Inc., a Delaware corporation (the "Company"), and C. Patrick DeWitt ("Indemnitee").

                                    RECITALS

      WHEREAS, officers and directors of publicly held corporations are increasingly exposed, in carrying out their duties and responsibilities on behalf and for the benefit of such corporations, to claims and other actions against them and are reluctant to serve unless they are provided with adequate protection through insurance and/or indemnification against the risks of such claims being asserted against them arising out of their service to and activities on behalf of such corporations; and

      WHEREAS, the Board of Directors of the Company (the "Board") has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

      WHEREAS, the Board has determined that, in order to help attract and retain qualified individuals as officers and directors and in other capacities, the best interests of the Company and its stockholders will be served by attempting to maintain, on an ongoing basis, at the Company's sole expense, insurance to protect persons serving the Company and its subsidiaries as officers and directors and in other capacities from certain liabilities. Although the furnishing of such insurance has been a customary and widespread practice among United States-based corporations and other business enterprises for many years, the Company believes that, given current market conditions and trends, such insurance may be available to it in the future only at higher premiums and with more exclusions. At the same time, directors, officers and other persons in service to corporations or business enterprises are being increasingly subjected to expensive and time-consuming litigation; and

      WHEREAS, the Board has determined that, in order to help attract and retain qualified individuals as officers and directors and in other capacities, the best interests of the Company and its stockholders will be served by assuring such individuals that the Company will indemnify them to the maximum extent permitted by law; and

      WHEREAS, the Amended and Restated Certificate of Incorporation as in effect on the date hereof (the "Certificate of Incorporation") of the Company requires, in certain circumstances described therein, and in other circumstances permits, but does not obligate the Company to provide for, the indemnification of the officers and directors of the Company, subject to certain limitations contained therein, and Indemnitee may also
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be entitled to indemnification pursuant to the Delaware General Corporation Law
("DGCL"); and

      WHEREAS, the Certificate of Incorporation and the DGCL expressly provide that the indemnification provisions set forth therein are not exclusive, and thereby contemplate that contracts may be entered into between the Company and members of the Board, officers and other persons with respect to indemnification and the advancement of defense costs; and

      WHEREAS, it therefore is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance defense costs on behalf of, the Indemnitee to the extent, and only to the extent, provided herein so that he or she will serve or continue to serve the Company free from undue concern that he or she will not be so indemnified; and

      WHEREAS, this Agreement is a supplement to and in furtherance of the Certificate of Incorporation and any resolutions of the Board adopted pursuant thereto, and shall not be deemed a substitute therefore, nor shall it be deemed to diminish or abrogate any rights of Indemnitee thereunder; provided, however, that this Agreement shall be construed in accordance and consistent with, and in the event of any conflict be superseded by, and in no way creates or be used to create indemnification obligations of the Company which are inconsistent with,
Section 8 of this Agreement and Article VII of the Certificate of Incorporation; and

      WHEREAS, Indemnitee is willing to serve, and continue to serve, and take on additional service as an officer and/or in such other capacities on the condition that he or she be indemnified as provided for herein.

      NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

      1. SERVICES TO THE COMPANY. Indemnitee will serve or continue to serve, at the will of the Company, as an officer, director or key employee of the Company for so long as Indemnitee is duly elected or appointed or until Indemnitee tenders his or her resignation.

      2. DEFINITIONS. As used in this Agreement:

         (a) A "Change in Control" shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events:
-----------------

            (i) Any Person (excluding any employee benefit plan of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's outstanding securities then entitled ordinarily to vote for the election of directors; or


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

            (ii) During any period of two (2) consecutive years commencing on or after the effective date of a plan or reorganization with respect to the Company and approved by the United States Bankruptcy Court ("Effective Date"), the individuals who at the beginning of such period constitute the Board or any individuals who would be Continuing Directors (as defined below) cease for any reason to constitute at least a majority thereof; or

            (iii) The Board shall approve a sale of all or substantially all of the assets of the Company; or

            (iv) The Board shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in clause (i) or (ii), above.

      Notwithstanding the foregoing, none of the events or circumstances described in clauses (i) through (iv) above shall be deemed to result in a Change in Control if such event or circumstance results in any stockholder, together with its affiliates, which beneficially owns 30% or more of the outstanding common stock of the Company as of the Effective Date or any affiliates of such stockholder increasing its equity interests in the Company, acquiring all or substantially all of the assets of the Company or increasing its representation on the Board.

         (b) "Continuing Directors" shall mean the original members of the Board pursuant to the Plan and any successor to any such director and any additional director who after the Effective Date was nominated or selected by a majority of the Continuing Directors in office at the time of his or her nomination or selection.

         (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.


         (d) "Person" shall have the meaning set forth in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that Person shall exclude (i) the Company and (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company.

         (e) "Beneficial Owner" shall have the meaning given to such term in Rule 13d-3 issued under the Exchange Act; provided, however, that Beneficial Owner shall exclude any Person becoming a Beneficial Owner by reason of the stockholders of the Company approving a merger of the Company with another entity.

         (f) "Corporate Status" shall describe the status of a Person who is or was a director, officer, trustee, partner, member, fiduciary, employee or agent of the Company or of any other Enterprise (as defined below), which such Person is or was serving at the request of the Company.


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

         (g) "Disinterested Director" shall mean a member of the Board who is not and was not a party to the Proceeding (as defined below) in respect of which indemnification is sought by Indemnitee.

         (h) "Enterprise" shall mean any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, trustee, partner, member, fiduciary, employee or agent.

         (i) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types and amounts customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding (as defined below). Expenses also shall include costs incurred in connection with any appeal resulting from any Proceeding (as defined below), including, without limitation, the premium, security for, and other costs relating to any bond, supersedeas bond, or other appeal bond or its equivalent. Expenses, however, shall not include (i) amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee and (ii) except as expressly provided in Section 8(b), any amount payable by Indemnitee in connection with or related to Proceedings in connection with events occurring before the Bankruptcy Filing or that relate to or are in connection with Old Loral.

         (j) References to "fines" shall include any excise tax assessed on a person with respect to any employee benefit plan pursuant to applicable law.

         (k) References to "serving at the request of the Company" shall include , without limitation, any service provided at the request of the Company as a director, officer, trustee, partner, member, fiduciary, employee or agent of the Company and any duties or services by such director, officer, trustee, partner, member, fiduciary, employee or agent with respect to an employee benefit plan or its participants and beneficiaries.

         (l) Any action taken or omitted to be taken by a person for a purpose which he or she reasonably believed to be in the interests of the Company or an employee benefit plan or its participants and beneficiaries shall, without limitation, be deemed to have been taken in "good faith" and for a purpose which is "not opposed to the best interests of the Company", as such terms are referred to in this Agreement and used in the DGCL.

         (m) The term "Proceeding" shall include any threatened, pending or completed, in each case commenced after the Bankruptcy Filing (except as expressly provided in Section 8(b)), action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, including any related appeal, in which Indemnitee was, is or will be involved as a party or witness or otherwise by reason of the fact that Indemnitee is or was a director, officer, trustee, partner, member, fiduciary, employee or agent of the Company, by reason of any action taken or not taken by him or her while acting as director, officer, trustee, partner, member, fiduciary, employee or agent of the Company, or by reason of the fact that he or she is or was serving at the request of the Company as a director, officer, trustee, partner, member, fiduciary, employee or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

         (n) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five (5) years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning the Indemnitee under this Agreement, or other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

      3. INDEMNITY IN THIRD-PARTY PROCEEDINGS. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is made, or is threatened to be made, a party to or a participant in (as a witness or otherwise) any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3, Indemnitee shall be indemnified against all judgments, fines, penalties, amounts paid in settlement (if such settlement is approved in writing in advance by the Company, which approval shall not be unreasonably withheld) (including, without limitation, all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing) (collectively, "Losses") and Expenses actually and reasonably incurred by Indemnitee or on his or her behalf in connection with such Proceeding or any action, discovery event, claim, issue or matter therein or related thereto, if Indemnitee acted in good faith, for a purpose which he or she reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal Proceeding, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

      4. INDEMNITY IN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 4 if Indemnitee is made, or is threatened to be made, a party to or a participant in (as a witness or otherwise) any Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with the defense or settlement of such Proceeding or any action, discovery event, claim, issue or matter therein or related thereto, if Indemnitee acted in good faith, for a purpose which he or she reasonably believed to be in or not opposed to the best interests of the Company. No indemnification, however, shall be made under this Section 4 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which the Proceeding was brought or, if no Proceeding was brought in a court, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, Indemnitee fairly and reasonably is entitled to indemnification for such portion of the Expenses as the court deems proper.

      5. INDEMNIFICATION FOR EXPENSES WHERE INDEMNITEE IS WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding and in addition to any other provisions of this Agreement, to the extent that Indemnitee is a party to a Proceeding and is successful, on the merits or otherwise, in the defense of any claim, issue or matter therein, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with such successful defense. For the avoidance of doubt, if Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 5 and, without limitation, the termination of any claim, issue or matter in such a Proceeding by withdrawal or dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

      6. INDEMNIFICATION FOR EXPENSES OF A WITNESS. Notwithstanding and in addition to any other provision of this Agreement, to the extent that Indemnitee is, by reason of his or her Corporate Status, a witness in or otherwise incurs Expenses in connection with any Proceeding to which Indemnitee is not a party, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

      7. ADDITIONAL INDEMNIFICATION.

         (a) Notwithstanding any limitation in Sections 3, 4, or 5 hereof, but subject to Article VII of the Certificate of Incorporation and Section 8 hereof, the Company shall indemnify Indemnitee to the fullest extent permitted by law and Article VII of the Certificate of Incorporation, if Indemnitee is made, or is threatened to be made, a party to any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Losses and Expenses actually and reasonably incurred by Indemnitee in connection with the Proceeding. No indemnification shall be made under this Section 7(a) on account of Indemnitee's conduct which constitutes a breach of Indemnitee's duty of loyalty to the Company or its stockholders or is an act or omission not in good faith or which involves intentional misconduct or a knowing violation of the law.

         (b) For purposes of Section 7(a), the meaning of the phrase "to the fullest extent permitted by law" shall include, but not be limited to:

            i. to the fullest extent authorized or permitted by the then-applicable provisions of the DGCL that authorize or contemplate indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and ---

            ii. to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

      (c) Indemnitee shall be entitled to the prompt payment of all Expenses reasonably incurred in enforcing successfully (fully or partially) this Agreement.

      8. EXCLUSIONS.

         (a) Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity, including for Expenses, in connection with any Proceeding against Indemnitee:

            (i) for which payment actually has been received by or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount actually received under such insurance policy or other indemnity provision; or

            (ii) for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee or any member of the Indemnitee's immediate family of securities of the Company within the meaning of
Section 16(b) of the Exchange Act, as amended, or similar provisions of state blue sky law, state statutory law or common law; or

            (iii) based upon or attributable to the Indemnitee or any member of the Indemnitee's immediate family gaining in fact any personal profit or advantage to which the Indemnitee was not legally entitled; provided that the Indemnitee shall be protected under this Agreement as to any claims upon which suit may be brought against Indemnitee by reason of any alleged personal profit or advantage to which the Indemnitee was not legally entitled, unless a final and non-appealable adjudication thereof adverse to the Indemnitee by a court of competent jurisdiction shall establish that Indemnitee committed act(s) of personal profit or advantage to which the Indemnitee was not legally entitled; or

            (iv) prior to a Change in Control, in connection with any Proceeding (or any part of any Proceeding) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company (other than any Proceeding referred to in Sections 13(d) or (e) below or any other



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Proceeding commenced to recover any Expenses referred to in Section 7(c) above)
or its directors, officers, employees or other indemnitees, unless (i) the Board authorized the Proceeding (or any part of any Proceeding) prior to its initiation or (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law; or

            (v) if the funds at issue were paid pursuant to a settlement approved by a court and indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement; or

            (vi) based upon or attributable to the fraud, willful misconduct or dishonesty of the Indemnitee seeking payment hereunder; provided that the Indemnitee shall be protected under this Agreement as to any claims upon which suit may be brought against Indemnitee by reason of any alleged fraud, willful misconduct or dishonesty on Indemnitee's part, unless a final and non-appealable adjudication thereof adverse to the Indemnitee by a court of competent jurisdiction shall establish that Indemnitee committed fraud, willful misconduct or act(s) of active and deliberate dishonesty, with actual dishonest purpose and intent, which act(s) were material to the cause of action so adjudicated; or

            (vii) for bodily injury, sickness, disease or death of any person, or damage to or destruction of any tangible property, including loss of use thereof, not in connection with performance of employment; or

            (viii) for which indemnification under this Agreement is determined by a final and non-appealable adjudication of a court of competent jurisdiction to be unlawful and violative of public policy.

         (b) Notwithstanding anything to the contrary set forth in or relied upon by the Indemnitee in connection with this Agreement,

            (i) for the purposes of this Agreement, the term "Company" and "Enterprise" shall specifically exclude Loral Space & Communications Ltd., a Bermuda corporation, or any direct or indirect subsidiary thereof that at the time was not or that is not a direct or indirect subsidiary of the Company (collectively, "Old Loral"), and the Company shall not have any obligations pursuant to this Agreement by virtue of any assertion by any person, entity or governmental authority or any determination of a court of competent jurisdiction, that it is a successor to Old Loral or any other entity;

            (ii) unless the Company expressly and unequivocably agrees hereafter in writing otherwise, the Company shall not be obligated and shall not otherwise be required to indemnify the Indemnitee for any Losses or Expenses or otherwise incurred in his or her capacity as a director or officer of Old Loral, or for serving, or having agreed to serve or allegedly to having served, at the request of or to further the interests of Old Loral as a director, officer, trustee, appointee, designee, employee, manager, partner, or agent of or in any other capacity with another corporation


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or any limited liability company, partnership, joint venture, trust or other enterprise, including any employee benefit plan of Old Loral or of any of its affiliates and any charitable or not-for-profit enterprise, except as specifically set forth in that certain Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated as of June 3, 2005 of Loral Space & Communications Ltd. and its subsidiaries that are a party thereto (as the same may be amended from time to time, the "Plan");

           (iii) unless the Company expressly and unequivocably agrees hereafter in writing otherwise, the Company shall not be obligated and shall not otherwise be required to indemnify the Indemnitee with respect to any events or circumstances occurring prior to the filing of a voluntary petition for relief under Chapter 11 of the Bankruptcy Code on July 11, 2003 by Loral Space & Communications Ltd. and its subsidiaries that are a party thereto (the "Bankruptcy Filing"), except as specifically set forth in the Plan;

            (iv) the Company, however, shall indemnify and hold harmless the Indemnitee from and against and for any and all obligations incurred directly or indirectly by Old Loral with respect to any taxes owed by Old Loral or the Debtors (as defined in the Plan) for the period prior to the Effective Date, including interest and penalties, to any governmental entity and as to which Old Loral or the Debtors are the primary obligor(s), as provided in the Certificate of Incorporation;

            (v) except as expressly provided in Section 8(b)(iv), unless the Company expressly and unequivocably agrees hereafter in writing otherwise, any indemnification of the Indemnitee with respect to Old Loral matters which the Company is obligated to indemnify the Indemnitee pursuant to the Plan shall not be governed by this Agreement and this Agreement shall not give Indemnitee any rights whatsoever with respect to any indemnification with respect to Old Loral matters.

         (c) Notwithstanding anything to the contrary set forth in this Agreement, the Company and the Indemnitee agree that: (i) their respective rights and obligations hereunder shall be construed in accordance and consistent with Article VII of the Certificate of Incorporation and Section 8 hereof, (ii) in the event of any inconsistency between this Agreement and the Certificate of Incorporation, or any provision herein and therein, the Certificate of Incorporation shall prevail in all respects and (iii) unless the Company expressly and unequivocably agrees hereafter in writing otherwise, the provisions of this Agreement shall not be applicable to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 8(b) hereof or is inconsistent with the Certificate of Incorporation.

      9. ADVANCES OF EXPENSES; DEFENSE OF CLAIM.

         (a) Notwithstanding any provision of this Agreement to the contrary, the Indemnitee shall be entitled to advances of Expenses incurred by him or her or on his or her behalf in connection with a Proceeding that Indemnitee claims is covered by Sections 3, 4 and 6 hereof, prior to a final determination of eligibility for indemnification


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
and prior to the final disposition of the Proceeding, upon the execution and delivery to the Company of an undertaking by or on behalf of the Indemnitee providing that the Indemnitee will repay such advances to the extent that it ultimately is determined that Indemnitee is not entitled to be indemnified by the Company. This Section 9(a) shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 8.

        (b) The Company shall advance pursuant to Section 9(a) the Expenses incurred by Indemnitee in connection with any Proceeding within thirty (30) days after the receipt by the Company of a written statement or statements requesting such advances from time to time, whether prior to or after final disposition of any Proceeding. Advances shall be unsecured and interest free. Advances shall be made without regard to Indemnitee's ability to repay such advances. Advances shall include any and all reasonable Expenses incurred pursuing an action to enforce such right to receive advances.

      (c) The Company will be entitled to participate in the Proceeding at its own expense.

      (d) The Company shall not settle any action, claim or Proceeding (in whole or in part) which would impose any Expense, judgment, fine, penalty or limitation on the Indemnitee without the Indemnitee's prior written consent, which consent shall not be unreasonably withheld.

      10. PROCEDURE FOR NOTIFICATION AND APPLICATION FOR INDEMNIFICATION.

      (a) Within sixty (60) days after the actual receipt by Indemnitee of notice that he or she is a party to or is requested to be a participant in (as a witness or otherwise) any Proceeding, Indemnitee shall submit to the Company a written notice identifying the Proceeding. The failure by the Indemnitee to notify the Company within such 60-day period will not relieve the Company from any liability which it may have to Indemnitee (i) otherwise than under this Agreement, and (ii) under this Agreement, provided that if the Company can establish that such failure to notify the Company in a timely manner resulted in actual prejudice to the Company, then the Company will be relieved from liability only to the extent of such actual prejudice.

      (b) Indemnitee shall at the time of giving such notice pursuant to Section 10(a) or thereafter deliver to the Company a written application for indemnification. Such application may be delivered at such time as Indemnitee deems appropriate in his or her sole discretion. Following delivery of such a written application for indemnification by Indemnitee, the Indemnitee's entitlement to indemnification shall be determined promptly according to Section 11(a) of this Agreement and the outcome of such determination shall be reported to Indemnitee in writing within sixty (60) days of the submission of such application.

      11. PROCEDURE UPON APPLICATION FOR INDEMNIFICATION.

         (a) Upon written application by Indemnitee for indemnification pursuant to Section 10(b) or written statement by Indemnitee for advances of Expenses pursuant to Section 9(b), a determination with respect to Indemnitee's entitlement thereto pursuant to the mandatory terms of this Agreement, pursuant to statute, or pursuant to other sources of right to indemnity, and pursuant to
Section 12 of this Agreement shall be made in the specific case: (i) by a majority vote of the Disinterested Directors, whether or not such officers otherwise would constitute a quorum of the Board; (ii) by a committee of Disinterested Directors designated by a majority vote of such officers, whether or not such officers would otherwise constitute a quorum of the Board, (iii) if there are no Disinterested Directors or if so requested by (x) the Indemnitee in his or her sole discretion or (y) the Disinterested Directors, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee or (iv) by the stockholders of the Company. Indemnitee shall reasonably cooperate with the person, persons or entity making the determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless from any such costs and expenses.

         (b) If it is determined that Indemnitee is entitled to indemnification requested by the Indemnitee in a written application submitted to the Company pursuant to Section 10(b), payment to Indemnitee shall be made within thirty
(30) days after such determination. All advances of Expenses requested in a written statement by Indemnitee pursuant to Section 9(b) prior to a final determination of eligibility for indemnification shall be paid in accordance with Section 9.

         (c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 11(a) hereof, the Independent Counsel shall be selected as provided in this Section 11(c). If a Change in Control shall not have occurred, the Independent Counsel shall be selected by the Board, and the Company shall give written notice to Indemnitee advising him or her of the identity of the Independent Counsel so selected. If a Change in Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within ten (10) days after such written notice of selection shall have been received, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 2 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court of competent jurisdiction has determined that such objection is without merit.

         (d) If, within twenty (20) days after submission by Indemnitee of a written request for indemnification pursuant to Section 9(b) or 10(b) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 11(a) hereof.

         (e) The Company agrees to pay the reasonable fees and expenses of the Independent Counsel and to fully indemnify such Independent Counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

         (f) Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 13(a) of this Agreement, any Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

      12. PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS.

         (a) Presumption in Favor of Indemnitee. In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted an application for indemnification in accordance with Section 10(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption.

         (b) No Presumption Against Indemnitee. Neither the failure of the Company (including by its officers or Independent Counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement nor an actual determination by the Company (including by its officers or Independent Counsel) that Indemnitee has not met the applicable standard of conduct for indemnification shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

         (c) Sixty Day Period for Determination. If the person, persons or entity empowered or selected under Section 11 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within sixty (60) days after receipt by the Company of an application therefor, a determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the application for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating thereto.

         (d) No Presumption from Termination of a Proceeding. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere, or its equivalent, shall not of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and for a purpose which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

         (e) Reliance as Safe Harbor. For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee's action or failure to act is based on the records or books of account of the Company or any Enterprise other than the Company, including financial statements, or on information supplied to Indemnitee by the officers of the Company or any Enterprise other than the Company in the course of their duties, or on the advice of legal counsel for the Company or any Enterprise other than the Company or on information or records given or reports made to the Company or any Enterprise other than the Company by an independent certified public accountant or by an appraiser or other expert selected by the Company or any Enterprise other than the Company, except if the Indemnitee knew or had reason to know that such records or books of account of the Company, information supplied by the officers of the Company, advice of legal counsel or information or records given or reports made by an independent certified public accountant or by an appraiser or other expert were materially false or inaccurate. The provisions of this Section 12(e) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed or found to have met any applicable standard of conduct.

         (f) Actions of Others. The knowledge and/or actions, or failure to act, of any other director, officer, trustee, partner, member, fiduciary, employee or agent of the Company or any Enterprise other than the Company shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

      13. REMEDIES OF INDEMNITEE.

         (a) Adjudication/Arbitration. In the event that (i) a determination is made pursuant to Section 11 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 9 of this Agreement, (iii) subject to Section 12(c), no determination of entitlement to indemnification shall have been made pursuant to
Section 11(a) of this Agreement within 60 days after receipt by the Company of the application for indemnification, or (iv) payment of indemnification is not made pursuant to Sections 3, 4, 5, 6, 7 and 11(b) of this Agreement within ten
(10) days after a determination has been made that Indemnitee is entitled to indemnification, or after receipt by the Company of a written request for any additional monies owed with respect to a Proceeding as to which it already has been determined that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication by a court of his or her entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his or her option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

         (b) Indemnitee Not Prejudiced by Prior Adverse Determination. In the event that a determination shall have been made pursuant to Section 11(a) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 13 shall be conducted in all respects as a de novo trial, or arbitration, on the merits, and Indemnitee shall not be prejudiced by reason of the prior adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 13, the Company shall have the burden of proving Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

         (c) Company Bound by Prior Determination. If a determination shall have been made pursuant to Section 11(a) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 13, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the application for indemnification, or (ii) a prohibition of such indemnification under applicable law.

         (d) Expenses. In the event that Indemnitee, pursuant to this Section 13, seeks a judicial adjudication of or an award in arbitration to enforce his or her rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him or her in such judicial adjudication or arbitration if it shall be determined in such judicial adjudication or arbitration that Indemnitee is entitled to receive all or part of the indemnification or advancement of Expenses sought which the Company had disputed prior to the commencement of the judicial proceeding or arbitration.

         (e) Advances of Expenses. If requested by Indemnitee, the Company shall (within ten (10) days after receipt by the Company of a written request therefore) advance to Indemnitee the Expenses which are incurred by Indemnitee in connection with any judicial proceeding or arbitration brought by Indemnitee for indemnification or advance of Expenses from the Company under this Agreement or under any directors' and officers' liability insurance policies maintained by the Company, if the Indemnitee has submitted an undertaking to repay such Expenses if Indemnitee ultimately is determined to not be entitled to such indemnification, advancement of Expenses or insurance recovery, as the case may be. The Indemnitee's financial ability to repay any such advances shall not be a basis for the Company to decline to make such advances.

         (f) Precluded Assertions by the Company. The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 13 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

      14. NON-EXCLUSIVITY; SURVIVAL OF RIGHTS; INSURANCE; SUBROGATION.

         (a) Rights of Indemnitee Not Exclusive. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall, subject to Section 8 and Article VII of the Certificate of Incorporation, not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation, the By-Laws, any agreement, vote of stockholders or a resolution of officers, or otherwise. No right or remedy herein conferred by this Agreement is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent assertion or employment of any other right or remedy.

         (b) Survival of Rights. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her Corporate Status prior to such amendment, alteration or repeal.

         (c) Change of Law. To the extent that a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Certificate of Incorporation and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change; provided, however, that in no event shall such change in law affect the limitations provided in Section 8(i) of the Certificate of Incorporation, as in effect on the date hereof.

         (d) Insurance. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, trustees, partners, members, fiduciaries, employees, or agents of the Company or of any other Enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, trustee, partner, member, fiduciary, officer, employee or agent under such policy or policies. If, at the time the Company receives notice from any source of a Proceeding as to which Indemnitee is a party or a participant (as a witness or otherwise) the Company has director and officer liability insurance in effect that covers Indemnitee, the Company shall give prompt notice of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

         (e) Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         (f) Other Payments. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable (or for which advancement is provided hereunder) if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         (g) Other Indemnification. The Company's obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, trustee, partner, member, fiduciary, employee or agent of any other Enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of expenses from such Enterprise.

      15. DURATION OF AGREEMENT. This Agreement shall continue until and terminate upon the later of: (a) ten (10) years after the date that Indemnitee shall have ceased to serve as any of the following: a director, officer, agent or employee of the Company or as a director, officer, trustee, partner, member, fiduciary, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other Enterprise which Indemnitee served at the request of the Company; or (b) one (1) year after the final termination of any Proceeding (including after the expiration of any rights of appeal) then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 13 of this Agreement (including any rights of appeal of any Proceeding commenced pursuant to Section 13). This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his or her heirs, executors and administrators.

      16. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

      17. ENFORCEMENT.

         (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve, or to continue to serve, as a director, officer, employee and/or agent of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving or continuing to serve as a director, officer, employee and/or agent of the Company.

         (b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

      18. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement nor shall any waiver constitute a continuing waiver.

      19. D&O TAIL COVERAGE. Upon a Change of Control where a successor to all or substantially all of the assets of the Company does not agree to be bound by this Agreement, the Company shall either (i) use commercially best efforts to cause to be issued tail coverage extending its directors and officers liability insurance policy, such that it covers Indemnitee and is customary and reasonable under such circumstance, as determined by the Board in good faith, or (ii) if the Company has provided protection against liability to any director of the Company who is also an employee or nominee of MHR Fund Management LLC or its affiliates (each, an "MHR Director"), provide Indemnitee with no less than equivalent protection against liability than is provided by the Company to any MHR Director. Upon the Company's satisfaction of its obligations pursuant to this Section 19, Section 20 hereof shall cease to be of any force and effect.

      20. [RESERVED]

      21. SUCCESSORS AND BINDING AGREEMENT.

         (a) This Agreement will inure to the benefit of and be enforceable by the Indemnitee's personal or legal representatives, executors, administrators, successors, heirs, distributees, legatees and other successors.

         (b) This Agreement is personal in nature and neither of the parties hereto will, without the consent of the other, assign or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Section 21(a). Without limiting the generality or effect of the foregoing, Indemnitee's right to receive payments hereunder will not be assignable, whether by pledge, creation of a security interest or otherwise, other than by a transfer by the Indemnitee's will or by the laws of descent and distribution, and, in the event of any attempted assignment or transfer contrary to this Section 21(b), the Company will have no liability to pay any amount so attempted to be assigned or transferred.

      22. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if: (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, on the date of such receipt, or
(ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

         (a) If to Indemnitee, at the address indicated on the signature page of this Agreement, or such other address as Indemnitee subsequently shall provide in writing to the Company.

         (b) If to the Company to:

             Space Systems/Loral, Inc.
             c/o Loral Space & Communications Inc.
             600 Third Avenue
             New York, New York 10016
             Attention:  General Counsel

      or to any other address as may have been furnished to Indemnitee in writing by the Company.

      23. CONTRIBUTION. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

      24. APPLICABLE LAW AND CONSENT TO JURISDICTION. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws, principles or rules. Except with respect to any arbitration commenced by Indemnitee pursuant to Section 13 of this Agreement, the Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Chancery Court of the State of Delaware (the "Delaware Court"), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) irrevocably appoint, to the extent such party is not a resident of the State of Delaware, Corporation Service Company; 2711 Centerville Road, Suite 400; Wilmington; New Castle County; Delaware 19808 as its agent in the State of Delaware as such party's agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, (iv) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

      25. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

      26. MISCELLANEOUS. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

            [The remainder of this page is intentionally left blank.]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.

                              SPACE SYSTEMS/LORAL, INC


                              By: /s/ Bernard L. Schwartz
                                  -----------------------------------
                                  Name:
                                  Title:

                              INDEMNITEE

                              By: /s/ C. Patrick DeWitt
                                  -----------------------------------
                                  Name: C. Patrick DeWitt
                                  Address:

                                  Address for Notices:

                                  -----------------------------------

                                  -----------------------------------

                                  -----------------------------------

                                  Attention:
                                            -------------------------